Exhibit 6
Form SB-2
Hardwood Doors & Milling Specialties, Inc.

$1,000.00                                              September 1, 1999

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, UT, 84601) the sum of One Thousand Dollars ($1, 000), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal,

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, Inc.

/s/ Paul V. Finlayson

$1,000.00                                              September 15, 1999

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, UT, 84601) the sum of One Thousand Dollars (S], 000), together with interest thereon at the rate of twelve percent (12%) per annum, Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, Inc,

/s/ Paul V. Finlayson

$1,000.00                                              September 16, 1999

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, UT, 84601) the sum of One Thousand Dollars ($1, 000), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, Inc.

/s/ Paul V. Finlayson

$1,000.00                                              November 1, 1999

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, TJT, 84601) the sum of One Thousand Dollars ($1, 000), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, I c.

/s/ Paul V. Finlayson

$500.00                                           November 2, 1999

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to, pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, TJT, 84601) the sum of Five Hundred Dollars ($500), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, Inc.

/s/ Paul V. Finlayson

$1,500.00                                              November 16, 1999

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, UT, 84601) the sum of One Thousand Five Hundred Dollars ($1,500), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incur-red in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, Inc.

/s/ Paul V. Finlayson

$500.00                                           December 1, 1999

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, UT, 84601) the sum of Five Hundred Dollars ($500), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, Inc.

/s/ Paul V. Finlayson

$1,000.00                                              December 14, 1999

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, UT, 84601) the sum of One Thousand Dollars ($1,000), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due, and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty,

     In the event of any default hereunder, the, undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, Inc

/s/ Paul V. Finlayson

$1,500.00                                      January 4, 2000

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, LTT, 84601) the sum of One Thousand Five Hundred Dollars ($1,500), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful 'collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, Inc.

/s/ Paul V. Finlayson

$1,000.00                                                   March 21, 2000

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation (55 West 200 North, Provo, UT, 84601) the sum of One Thousand Dollars ($1, 000), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, Inc.

/s/ Paul V. Finlayson

$5,000.00                                                   June 16, 2000

                          PROMISSORY NOTE

     Hardwood Doors & Milling Specialties, does hereby promise to pay to Dassity, Inc., a Utah corporation (55 West 200 North, Provo, UT, 84601) the sum of Five Thousand Dollars ($5, 000), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
Hardwood Doors & Milling Specialties

/s/ Paul V. Finlayson

$3,000.00                                                   June l, 2000

                          PROMISSORY NOTE

     Hardwood Doors & Milling Specialties, does hereby promise to pay to Dassity, Inc., a Utah corporation (55 West 200 North, Provo, LJT, 84601) the sum of Three Thousand Dollars ($3, 000), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty,

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

VNDERSIGNED:
Hardwood Doors & Milling Specialties

/s/ Paul V. Finlayson

$1,000.00                                              October 1, 1999

                          PROMISSORY NOTE

     American Outdoorsman, Inc., does hereby promise to pay to Dassity, Inc., a Utah corporation (55 West 200 North, Provo, UT, 84601) the sum of One Thousand Dollars ($1, 000), together with interest thereon at the rate of twelve percent (12%) per annum. Interest shall be due and payable with principal and any and all payments shall be deemed to be applied first to interest and second to principal.

     Prepayment of this Note with interest to date of payment may be made at any time without penalty.

     In the event of any default hereunder, the undersigned, hereby agrees to pay to the holder hereof reasonable attorney's fees, legal expenses and lawful collection costs incurred in connection with the enforcement of this obligation in addition to all other sums due hereunder, regardless of whether litigation is actually commenced.

UNDERSIGNED:
American Outdoorsman, In

/s/ Paul V. Finlayson

 $2,7250.00                                             July 9, 1.999

                      DEMAND PROMISSORY NOTE

     As hereinafter agreed American Outdoorsman, Inc., jointly and severally, promises to pay to the order of Dassity, Inc., Two Thousand Two Hundred Fifty Dollars ($2,250). And it is hereby agreed that the said amount $2,250 shall be payable upon demand, Interest shall accrue at the rate of Twelve Percent (12%) per annum which will be charged on the unpaid balance until the whole amount of the principal and interest is paid.

     Should default be made in the payment of the demand note then the whole unpaid amount shall become immediately due and payable; and in the event default is made and said note is placed in the hands of an attorney for collection or suit is brought on the same, then the undersigned agrees to pay all costs and attorneys' fees that might be incurred. If there is a, lawsuit, borrower agrees upon lender's request to submit to the jurisdiction of the county of Utah County, the State of Utah. This Note shall be governed by and construed in accordance with the laws of the State of Utah.


/s/ Paul V. Finlayson, President
American Outdoorsman, Inc.